UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2005

Commission File Number 000-31395

VillageEDOCS

(Exact name of registrant as specified in its charter)

CALIFORNIA	33-0668917
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14471 CHAMBERS RD. STE. 105 TUSTIN CA	92780
(Address of principal executive offices)	(Zip Code)

(714) 734-1030
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On February 10, 2005, VillageEDOCS (the "Registrant") received notice from the holders of $3,682,609 in convertible secured promissory notes payable and accrued interest thereon (the "Note Holders") of their intent to convert the outstanding principal and interest amount of their notes to 40,332,669 shares of the Registrant's restricted common stock.  Per the terms of the convertible secured promissory notes, the conversion price with respect to $1,939,652 in principal and interest is $0.07 per share.  The conversion price with respect to $853,091 in principal and interest is $0.1275 per common share, which is eighty-five percent of the average of the Registrant's common stock closing bid price on the Over-The-Counter Bulletin Board for the ten consecutive trading days prior to February 10, 2005.  The conversion price with respect to $889,866 in principal and interest is $0.15 per share, which is the average of the Registrant's common stock closing bid price on the Over-The-Counter Bulletin Board for the ten consecutive trading days prior to February 10, 2005.

In consideration for the Note Holders' conversion, the Company granted the Note Holders a full-ratchet anti-dilution right to receive additional shares of its common stock in the event that any shares of common stock or stock purchase rights are issued by the Registrant to Mr. James Townsend in an amount greater than that which is set forth by the terms of the amended promissory notes to Mr. Townsend, as of the date of the conversion.  The amount of additional shares issued to the Note Holders shall be determined pro rata based on the ratio of the Note Holders' conversion amount to Mr. Townsend's conversion amount.

As a result of the conversion, the Note Holders hold shared voting and shared dispositive power over seventy-seven percent (77%), or 59,495,094 shares, of the Registrant's common stock.  After the conversion, the amount owed by the Registrant to the Note Holders pursuant to convertible promissory notes payable will be $1,000,000 in principal and approximately $44,000 in unpaid interest.

Item 9.01  Financial Statements and Exhibits.

Exhibit 4.1

Promissory Note Modification Agreement dated May 9, 2002 by and among the Registrant, Joan P. Williams and C. Alan Williams. Filed as Exhibit 4.3 to the Registrant's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 15, 2002 and incorporated herein by reference.

Exhibit 4.2

Security Agreement dated May 9, 2002 by and among the Registrant, Joan P. Williams and C. Alan Williams.  Previously filed as Exhibit 4.4 to the Registrant's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 15, 2002 and incorporated herein by reference.

Exhibit 4.3

Form of Unsecured Convertible Promissory Note.  Previously filed as Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 15, 2002 and incorporated herein by reference.

Exhibit 4.4

Form of Convertible Secured Promissory Note.  Previously Filed as Exhibit 4.6 to the Registrant's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 15, 2002 and incorporated herein by reference.

Exhibit 4.5	Notice of Intent to Exercise Conversion Right dated February 10, 2005 by Joan P. Williams and C. Alan Williams. *

Exhibit 99	Press Release dated February 14, 2005. *

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      February 14, 2005                                              VILLAGEEDOCS

                                                                                          By:  /s/   Michael A. Richard
                                                                                          Print Name:  Michael A. Richard
                                                                                          Title:  Chief Financial Officer